SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 14, 2002

XO COMMUNICATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-30900	54-1983517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11111 Sunset Hills Road, Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 703-547-2000

(Former name or former address, if changed from last report)

Item 9. Regulation FD Disclosure

     On August 14, 2002, each of the Principal Executive Officer, Daniel F. Akerson, and Principal Financial Officer, Wayne M. Rehberger, of XO Communications, Inc., submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO COMMUNICATIONS, INC.
By:	/s/ Wayne M. Rehberger
Name:	Wayne M. Rehberger
Title:	Senior Vice President, Chief Financial Officer

August 14, 2002

Exhibit Index

Exhibit No.	Description

99.1	Statement Under Oath of Principal Executive Officer dated August 14, 2002
99.2	Statement Under Oath of Principal Financial Officer dated August 14, 2002